Warrants for Ordinary Shares	6 Months Ended
Jun. 30, 2023
Stockholders' Equity Note [Abstract]
Warrants for Ordinary Shares
Note 6 - Warrants for Ordinary Shares

The Fair value of the Warrants:

	June 30	December 31
	2023	2022

Value of warrant per share	$0.30	$0.45
Number of ordinary shares issuable upon exercise of warrants	346,667	346,667
Fair value of warrant liability (in USD thousand)	$104	$155

For the period ended June 30, 2023, the Company recorded a financial expense of $51 thousand to the condensed consolidated statements of comprehensive loss as part of the financial income, net, relating to the warrant’s fair value increased in the period.

The Black-Scholes assumptions used to value the private warrants are as follows:

	June 30	December 31
	2023	2022
Volatility	90.2%	89.1%
Risk-free interest rate	4.46%	4.1%
Expected dividends	0.0%	0.0%
Expected life (in years)	3.12	3.62